Exhibit 10.6(a)
                                                                 ---------------

AND WHEN RECORDED MAIL TO:

Zond Construction Corporation III
c/o Zond Systems, Inc.
17752 Skypark Circle
Suite 150
Irvine, California  92714

Attention: Craig A. Anderson, Esq.

                 SERIES B DEED OF TRUST AND ASSIGNMENT OF RENTS
                 ----------------------------------------------

                THIS SERIES B DEED OF TRUST AND ASSIGNMENT OF RENTS ("Deed of Trust") is made as of the 7th day of November, 1985, by ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-B, A CALIFORNIA LIMITED PARTNERSHIP ("Trustor"), to TICOR TITLE INSURANCE COMPANY OF CALIFORNIA, as trustee ("Trustee"), for the benefit of ZOND CONSTRUCTION CORPORATION III, a California corporation ("Beneficiary").

I.      GRANT AND OBLIGATIONS SECURED

        A.      Grant

                1.01 Trustor hereby irrevocably grants, transfers and assigns to Trustee, in trust, with power of sale, all right, title and interest of Trustor in and to all real property interests of Trustor and to which Trustor is entitled including without limitation all right, title, and interest of Trustor in and to the following:

                            (a)     Series B Wind Park  Easement  Agreement
dated as of September 9, 1985 (the "Series B Wind Park Easement Agreement") between Beneficiary and Trustor, as it relates to that certain real property situated in Kern County, California, defined in the Series B Wind Park Easement Agreement as the "Property" and described in Exhibit A attached hereto and made
                                             ---------
a part hereof ("Land");

                            (b)     Grant of Easement  (Western  Access)
(Series B) dated as of September 9, 1985 (the "Series B Access Easement Agreement") between Zond Systems, Inc., a California corporation ("Zond"), and Trustor as it relates to the Land and that certain real property situated in Kern County, California, owned by Zond, defined in the Series B Access Easement Agreement as the "Servient Tenement" and described in Exhibit B attached hereto
                                                      ---------
and made a part hereof ("Zond Land");

                            (c)     Grant of Easement  (Interconnect) (Series B)
 dated as of September 9, 1985 (the "Series B Grant of Interconnect Easement Agreement") between Zond and Trustor as it relates to the Land and the Zond Land; and

                            (d)     Series B Power Transfer  Facilities
Agreement dated as of September 9, 1985 (the "Series B PTF Agreement") between Zond and Trustor as it relates to the Land and the Zond Land and the shared use of the "Power Transfer Facilities" (as defined in the Series B PTF Agreement).

                            The Series B Wind Park Easement  Agreement,  the
Series B Access Easement Agreement, the Series B Grant of Interconnect Easement Agreement and the Series B PTF Agreement are referred to collectively herein as the "Series B Wind Park Agreements."

        B.      Obligations Secured
                -------------------

                1.02.   The grant, transfer and assignment made in Paragraph
1.01 is for the purpose of securing:

                            (a) Payment of that non-recourse promissory note of even date herewith with an original principal amount of $12,852,000.00 ("Series B Purchase Note") by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of a portion of the following purchased by Trustor from Beneficiary pursuant to the Windsystem Construction Agreement dated as of September 9, 1985 (the "Series B Construction Agreement"): certain property (collectively the "Windsystem") more specifically described in paragraphs (a), (b) and (c) of Section 2.2 of the Series B Security Agreement (as defined in the next sentence) including without limitation up to 240 Vestas Model V17 wind turbine generators, certain concrete pads, cables and step-up transformers for such wind turbine generators and a 30MW power substation. The Series B Purchase Note is also secured by security interests granted by Trustor to Beneficiary in certain property of Trustor pursuant to a Purchase Note and Security Agreement (Series B) dated as of November 7, 1985 ("Series B Security Agreement") between Trustor, as debtor, and Beneficiary, as secured party.

                            (b)     Payment of any other non-recourse
                promissory note made by Trustor in favor of Beneficiary in partial payment by Trustor to Beneficiary of the purchase price of any portion of the Windsystem purchased by Trustor from Beneficiary pursuant to the Series B Construction Agreement when such other non-recourse promissory note (also called a "Series B Purchase Note" in this Deed of Trust) recites that it is secured by this Deed of Trust and certain security interests as provided in the Series B Security Agreement.

                            (c) Any sums due to Beneficiary by Trustor pursuant to any of the terms of this Deed of Trust.

II.     COVENANTS OF TRUSTOR
        --------------------

        A.      Series B Wind Park Agreements
                -----------------------------

                2.01    Trustor agrees that:

                            (a) It shall keep and perform each and every material obligation of Trustor in the Series B Wind Park Agreements, including without limitation the payment of all royalty payments owed by it under the Series B Wind Park Easement Agreement. If Trustor is in default under Section
                8.1.1 or Section 8.1.2 of the Series B Wind Park Easement Agreement or is in breach of any material obligation of it in the Series B Access Easement Agreement, the Series B Grant of Interconnect Easement Agreement or the Series B PTF Agreement, and such default or breach is not otherwise cured by Trustor, Beneficiary may, at its option but without any obligation to do so, take any action necessary or desirable to cure any such default or breach, Beneficiary being authorized to utilize all right, title and interest of Trustor in and to the Series B Wind Park Agreements for such purposes, consistent with the conditions of Paragraph 5.02. Trustor, immediately on demand, shall pay to Beneficiary all costs of Beneficiary incurred in curing any such default or breach.

                            (b)     It shall give immediate notice to the
                then holder of this Deed of Trust (other than Beneficiary) of any receipt by Trustor of any notice from Beneficiary of an event of default by Trustor pursuant to Section 8.1.1 or 8.1.2 of the Series B Wind Park Easement Agreement.

                            (c) It shall give immediate notice to the then holder of this Deed of Trust of any receipt by Trustor of any notice from Zond that Trustor is in breach of any material obligation of it in the Series B Access Easement Agreement, the Series B Grant of Interconnect Easement Agreement or the Series B PTF Agreement.

                            (d)     The obligations of Trustor under this
                Deed of Trust shall be deemed to be in addition to Trustor's obligations with respect to similar obligations contained in the Series B Wind Park Agreements, and the inclusion in this Deed of Trust of any obligations relating to similar obligations contained in the Series B Wind Park Agreements shall not restrict or limit Trustor's duties to keep and perform promptly all of its obligations under the Series B Wind Park Agreements; provided, however, that nothing in this Deed of Trust shall be construed as requiring the taking of or the omitting to take any action by Trustor or Beneficiary which would cause Trustor to be in default under Section 8.1.1 or 8.1.2 of the Series B Wind Park Easement Agreement or to be in breach under the Series B Access Easement Agreement, the Series B Grant of Interconnect Easement Agreement or the Series B PTF Agreement.

                            (e)     So long as this Deed of Trust is in
                effect, there shall be no merger of the Series B Wind Park Agreements or any one or more of them or any interest or interests therein nor of the estates created thereby with the fee interest in the Land or the Zond Land by reason of the fact that the Wind Park Easement Agreements or any one or more of them or such interest or interests therein or such estates may be held directly or indirectly by or for the account of any person who shall hold any other dominant estate in the Land or the Zond Land, and Trustor and Beneficiary agree that the holding of the Series B Wind Park Agreements or any one or more of them or of such interests or estates by the same person shall not result in a merger of the Series B Wind Park Agreements or any one or more of them or of such interests or estates. In the event Trustor acquires an interest in any estate, title or interest in the Land or the Zond Land other than its interest in the Series B Wind Park Agreements, this Deed of Trust shall attach to and cover and be a lien upon such interest in such other estate, title or interest so acquired, and such interest shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by this Deed of Trust. Trustor shall notify Beneficiary of any such acquisition by Trustor and, on written request by Beneficiary, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may, in the opinion of Beneficiary, be required to carry out the intent of this subparagraph (e).

                            (f)     No surrender (except a surrender upon
                the expiration of the stated term of the Series B Wind Park Agreements) by Trustor of its right, title and interest in and to the Series B Wind Park Agreements, or any portion thereof or of any interest therein, and no termination of the Series B Wind Park Agreements by Trustor (except as provided in the Series B Wind Park Agreements) shall be valid or effective, and neither Trustor's right, title and interest in and to the Series B Wind Park Agreements nor the terms thereof may be assigned, amended, modified, or subordinated to any mortgage, easement, right of way, or to any other interest, either orally or in writing, without the prior written consent of Beneficiary so long as the lien of this Deed of Trust is in effect.

                            (g) If the Series B Wind Park Agreements or any one or more of them are for any reason whatsoever terminated prior to the expiration of their respective stated terms and, if pursuant to any provision of any one or more of the Series B Wind Park Agreements or otherwise, Beneficiary or its designee shall acquire from the granting party or the fee owner a new easement or right of way and/or other rights identical or similar to those in the particular one or more terminated Series B Wind Park Agreements, Trustor shall have no right, title or interest in or to such new estate created thereby.

                2.02 Trustor shall not commit any violation of any law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over Trustor's right, title and interest in and to the Series B Wind Park Agreements.

        B.      Payments
                --------

                2.03 Trustor shall pay the principal, interest and other charges due under each and every Series B Purchase Note according to its terms.

                2.04 Trustor shall pay immediately after expenditure, all sums expended or expenses properly. incurred by Trustee and/or Beneficiary under any of the terms of this Deed of Trust.

        C.      Rents
                -----

                2.05 For so long as any amounts due under any Series B Purchase Note remain unpaid and as additional security, Trustor gives and confers upon Beneficiary the right, power and authority to collect all of Trustor's right, title and interest in any income, rents, issues and profits of Trustor's right, title and interest in and to the Series B Wind Park Agreements; provided, however, until the occurrence of an event of default in respect of Trustor under this Deed of Trust as provided in Paragraph 4.01 (hereinafter an "Event of Default"), Trustor reserves the right to collect any such income, rents, issues and profits as they become due and payable. When such an Event of Default in respect of Trustor has occurred and is continuing, Beneficiary may at any time, either in person, by agent or by a receiver to be appointed by a court of competent jurisdiction, and without regard to the adequacy of any security for the obligations secured by this Deed of Trust, sue for or otherwise collect such income, rents, issues and profits (including any past due and unpaid) and apply that collected, less costs of collection including reasonable attorney's fees, against the obligations secured by this Deed of Trust in such order as Beneficiary may determine. It is understood and agreed that neither the foregoing assignment of income, rents, issues and profits to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Paragraph
2.05 or Paragraph 3.01 shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to Trustor's right, title and interest in and to the Series B Wind Park Agreements or the use or enjoyment of Trustor's right, title and interest in and to the Series B Wind Park Agreements, subject to the conditions of Paragraph 5.02.

        D.      Other Covenants
                ---------------

                2.06 Trustor agrees to execute such documents and take such action as Beneficiary shall reasonably determine to be necessary or desirable to further evidence or continue the lien of this Deed of Trust.

                2.07 Trustor agrees to pay all reasonable attorney's fees, costs and expenses in connection with any proper action and/or actions which may be brought, upon the occurrence of an Event of Default, for the foreclosure of this Deed of Trust, and/or for possession of Trustor's right, title and interest in and to the Series B Wind Park

Agreements, and/or for appointment of a receiver, and/or for the enforcement as provided in this Deed of Trust of any covenant or right in this Deed of Trust.

III.    CERTAIN RIGHTS OF BENEFICIARY
        -----------------------------

                3.01 Should an Event of Default have occurred and be continuing, then Beneficiary may, after notice to and demand upon Trustor, without releasing Trustor from any such Event of Default and without waiving Beneficiary's right to declare an Event of Default or impairing any declaration of such Event of Default or election to cause Trustor's right, title and interest in and to the Series B Wind Park Agreements to be sold or any sale proceeding predicated thereon:

                            (a)     Make or do the same in such manner and
                to such extent as Beneficiary may deem reasonably necessary to protect the security of this Deed of Trust, Beneficiary being authorized to use, enter upon and take possession of Trustor's right, title and interest in and to the Series B Wind Park Agreements for such purpose consistent with the conditions of Paragraph 5.02; and

                            (b) Commence, appear in and/or defend any action or proceeding purporting to affect the security of this Deed of Trust, the interests, rights, powers and/or duties of Beneficiary under this Deed of Trust, whether brought by or against Trustor or Beneficiary.

Beneficiary shall not be under any obligation to make any of the payments or do any of the acts referred to in this Paragraph 3.01.

IV.     DEFAULTS AND REMEDIES
        ---------------------

        A.      Defaults
                --------

                4.01 An Event of Default under this Deed of Trust shall occur if any of the following events shall occur and be continuing:

                            (a) There occurs an Event of Default as defined and specified in Section 9.1 of the Security Agreement.

                            (b)     Trustor fails to perform any of its
                obligations under this Deed of Trust, and, within 30 days after Beneficiary's written notice thereof to Trustor, Trustor shall not have cured such failure or, if such failure is incapable of cure within 30 days, Trustor shall not promptly commence and diligently proceed to cure such failure as promptly as possible.

        B.      Remedies
                --------

                4.02 In the event of any Event of Default by Trustor under this Deed of Trust as provided in Paragraph 4.01, then and in each such event, Beneficiary may declare all sums secured hereby immediately due and payable either by commencing an action to foreclose this Deed of Trust as a mortgage or by the delivery to Trustee of a written declaration of default and demand for sale and of written notice of default and of election to cause the right, title and interest of Trustor in and to the Series B Wind Park Agreements to be sold, which notice Trustee shall cause to be duly filed for record. Should Beneficiary elect to foreclose by exercise of the power of sale herein, Beneficiary shall also deposit with Trustee this Deed of Trust and the Series B Purchase Notes and such receipts and evidence of expenditures made and secured by this Deed of Trust as Trustee may require, and notice of sale having been given as then required by law and after lapse of such time as may then be required by law after recordation of such notice of default, Trustee, without demand on Trustor, shall sell the right, title and interest of Trustor in and to the Series B Wind Park Agreements at the time and place of sale fixed by Trustee in said notice of sale, as a whole, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the right, title and interest of Trustor in and to the Series B Wind Park Agreements so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at such sale, and upon payment in full (or credit bid by Beneficiary) shall own the right, title and interest of Trustor in and to the Series B Wind Park Agreements. Any deed of conveyance provided by Trustee or Beneficiary may provide that the granting of the interest so conveyed shall not result in a merger with any other interest or estate held by the grantee of such deed, and the actual holding of dominant and subordinate interests or estates shall not result in a merger of such interests or estates.

                4.03 Beneficiary, from time to time before Trustee's sale, may rescind any such notice of default and of election to cause the right, title and interest of Trustor in and to the Series B Wind Park Agreements to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any such prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any Event of Default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of default, and of election to cause the right, title and interest of Trustor in and to the Series B Wind Park Agreements to be sold to satisfy the obligations hereof, nor otherwise affect any provision, agreement, covenant or condition of this Deed of Trust or any of the rights, obligations or remedies under this Deed of Trust of Beneficiary or Trustee or Trustor.

                4.04 After deducting all costs, fees and expenses of Trustee and of this Trust, including the cost of evidence of title in connection with sale and attorneys' fees, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the rate applicable under the first Series B Purchase Note at the time of such expenditure; all other sums then secured by this Deed of Trust; and the remainder, if any, to the person or persons legally entitled thereto.

                4.05 Beneficiary and Trustee shall not exercise any right of disposition of the right, title and interest of Trustor in and to the Series B Wind Park Agreements until the occurrence and continuance of an Event of Default.

                4.06 If Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce the terms of this Deed of Trust or otherwise realize upon the same upon the occurrence and continuance of an Event of Default, at its option, either before or concurrently herewith or after a sale is made under this Deed of Trust, and may apply the proceeds upon the indebtedness secured by this Deed of Trust without affecting the status of or waiving any right to exhaust all or any other security, including the security under this Deed of Trust, and without waiving any Event of Default or any right or power whether exercised under this Deed of Trust or contained in this Deed of Trust or in any such other security.

                4.07 No remedy in this Deed of Trust conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy in this Deed of Trust or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given under this Deed of Trust or now or hereafter existing at law or in equity or by statute. Every power or remedy given under this Deed of Trust to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised concurrently or independently from time to time and as often as may be deemed expedient by Trustee or Beneficiary and either of them may pursue inconsistent remedies.

V.      MISCELLANEOUS PROVISIONS
        ------------------------

                5.01 By accepting payment of any sum secured by this Deed of Trust after its due date or in an amount less than the sum due, Beneficiary does not waive its rights to require prompt payment when due of all other sums so secured or to declare an Event of Default as provided in this Deed of Trust in the event sums due are only partially paid.

                5.02 Trustor authorizes Beneficiary and its agents, employees or workmen, to use and enter at any reasonable time any part of Trustor's right, title and interest in and to the Series B Wind Park Agreements for the purposes of inspecting the same and of performing any of the acts Beneficiary is authorized to perform under this Deed of Trust. Such use, entry and performance shall be consistent with the terms of the Series B Wind Park Agreements and any other agreements affecting the Series B Wind Park Agreements or the Land or the Zond Land including without limitation those to which Beneficiary or any of its affiliates are a party.

                5.03 This Deed of Trust applies to, inures to the benefit of, and binds Beneficiary, Trustee, Trustor and their respective heirs, legatees, devisees, administrators, successors and assigns. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the Series B Purchase Notes, whether or not named as Beneficiary in this Deed of Trust. Whenever the context so requires in this Deed of Trust, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

                5.04 Trustee, upon presentation to it of any affidavit signed by or on behalf of Beneficiary, setting forth any fact or facts showing a default by Trustor in its obligations under this Deed of Trust, is authorized to accept as true and conclusive all facts and statements in such affidavit and to act under this Deed of Trust in complete reliance thereon.

                5.05 If any provision of this Deed of Trust should be held unenforceable or void, then such provision shall be deemed separable from the remaining provisions and shall in no way affect the validity of this Deed of Trust. Unless otherwise indicated, all references to paragraphs are to paragraphs in this Deed of Trust.

                5.06 Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

                5.07 Trustee shall be under no obligation to notify Beneficiary or Trustor of any action or proceeding of any kind in which Trustor, Beneficiary and/or Trustee shall be a party, unless brought by Trustee, or of any pending sale under any other deed of trust.

                5.08 Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary and recorded in Kern County, California, substitute a successor or successors for Trustee named herein or acting under this Deed of Trust.

                5.09 All notices under this Deed of Trust shall be deemed to have been duly given if mailed by the United States registered or certified mail, with return receipt requested, postage prepaid to the following addresses (or to such other addresses as shall be given in writing by any party to the others) and shall be deemed completed upon any such mailing:

                    To Trustor:     Zond Windsystem
                                    Partners, Ltd. Series 85-B,
                                    a California Limited Partnership
                                    c/o Zond Windsystems Management
                                     Corporation IV
                                    112 South Curry Street
                                    Tehachapi, California  93561
                                    Attention: Kenneth C. Karas

                    To Beneficiary:    Zond Construction Corporation III
                                       112 South Curry Street
                                       Tehachapi, California  93561
                                       Attention: Kenneth C. Karas

In the event of any strike or occurrence of another similar event which interrupts mail service, notices may be served personally upon an individual, partner, or an officer or director of a corporation which is or is part of the party being served hereunder.

                5.10 Trustor requests that a copy of any notice of default and of any notice of sale under this Deed of Trust be mailed to Trustor at its address determined in accordance with Paragraph 5.09.

                5.11 Beneficiary and Trustee shall have no right or interest in the right, title and interest of Trustor in and to the Series B Wind Park Agreements when the obligations secured by this Deed of Trust have been indefeasibly repaid or performed. Upon written request of Beneficiary stating that all sums secured by this Deed of Trust have been paid and upon surrender to Trustee of this Deed of Trust and the Series B Purchase Notes for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without any covenant or warranty, express or implied, the right, title and interest of Trustor in and to the Series B Wind Park Agreements then held by Trustee under this Deed of Trust. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

                5.12 By acceptance of this Deed of Trust, Beneficiary agrees that, in the event of any Event of Default by Trustor under this Deed of Trust or any event of default under the Series B Purchase Notes or the Series B Security Agreement, Beneficiary's sole recourse shall be to the security granted in this Deed of Trust and in the Series B Security Agreement and Trustor shall in no event be personally liable under the Series B Purchase Notes, the Series B Security Agreement and this Deed of Trust.

                5.13 This Deed of Trust shall be construed and enforced in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day first written above.

                                    ZOND WINDSYSTEM PARTNERS, LTD.
                                    SERIES 85-B, A CALIFORNIA LIMITED
                                    PARTNERSHIP

                                    By its general partner:

                                    ZOND WINDSYSTEMS MANAGEMENT CORPORATION IV, a California corporation

                                    By /s/ Craig A. Anderson
                                       -----------------------------------------
                                    Craig A. Anderson,
                                    Senior Vice President and
                                    General Counsel

STATE OF CALIFORNIA                 )
                                    )  ss.
COUNTY OF LOS ANGELES               )

                On November 7, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared CRAIG A. ANDERSON, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the Senior Vice President and General Counsel of Zond Windsystems Management Corporation IV, the corporation that executed the within instrument as the general partner of Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership, the partnership that executed the within instrument, and acknowledged to me that such corporation executed the same as such partner and that such partnership executed the same.

                WITNESS my hand and official seal.

Signature /s/ Susan L. Clarke
          -------------------------           [SEAL]

                                    EXHIBIT A
                                       TO
                 SERIES A DEED OF TRUST AND ASSIGNMENT OF RENTS

Legal Description of the "Property" and the "Land":

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.

                                    EXHIBIT B
                TO SERIES A DEED OF TRUST AND ASSIGNMENT OF RENTS

Legal Description of Zond Land:

A. ALL OF FRACTIONAL SECTION 31, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

B. THE NORTH HALF, SOUTH HALF OF THE SOUTHEAST QUARTER, NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 32, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

        EXCEPT THAT PORTION IN DRY SALT LAKE AS SAID LAKE IS SO DESIGNATED AND SHOWN UPON THE OFFICE SURVEY OF SAID TOWNSHIP RETURNED TO THE GENERAL LAND OFFICE AT WASHINGTON, D.C. AND APPROVED BY THE SURVEYOR GENERAL OF CALIFORNIA ON MAY 14, 1856.

                                    EXHIBIT D
                                       TO
                  SERIES B PURCHASE NOTE AND SECURITY AGREEMENT

I.      PRIMARY-SYSTEMS PERFORMANCE POLICY
        (I)     California Union Insurance Company
                Policy #ZPM017468

II.     EXCESS-SYSTEMS PERFORMANCE POLICY
        (I)     California Union Insurance Company (HAFNIA)
                Policy #ZPM018487

        (II)    National Union Fire Insurance Company
                Policy #D7292751

III.    PRIMARY-"ALL RISK" PROPERTY DAMAGE POLICY
        (I)     Continental Insurance Company
                Policy #SFP2980475

IV.     PRIMARY-GENERAL LIABILITY POLICY
        (I)     Hartford Insurance Company
                Policy #83UENPF1765

V.      EXCESS-GENERAL LIABILITY POLICY
        (I)     International Insurance Company
                Policy #5234125869

        (II)    National Surety Corporation
                Policy #XLX1735756

          This FINANCING STATEMENT is presented for filing pursuant to the California Uniform Commercial Code.

1.   DEBTOR (LAST NAME FIRST -- IF AN INDIVIDUAL)
     Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership

1A.  SOCIAL SECURITY OR FEDERAL TAX NO.

1B.  MAILING ADDRESS
     112 South Curry Street

1C.  CITY, STATE
     Tehachapi, California

1D.  ZIP CODE
     93561

2.   ADDITIONAL DEBTOR (IF ANY)     (LAST NAME FIRST -- IF AN INDIVIDUAL)

2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

2B.  MAILING ADDRESS

2C.  CITY, STATE

2D.  ZIP CODE

3.   DEBTOR'S TRADE NAMES OR STYLES (IF ANY)

3A.  FEDERAL TAX NUMBER

4.   SECURED PARTY
     NAME               Zond Construction Corporation III

     MAILING ADDRESS    112 South Curry Street

     CITY               Tehachapi

     STATE              California

     ZIP CODE           93561

4A.  SOCIAL SECURITY NUMBER, FEDERAL TAX NO.
     OR BANK TRANSIT AND A.B.A NO.

5.   ASSIGNEE OF SECURED PARTY (IF ANY)
     NAME

     MAILING ADDRESS

     CITY

     STATE

     ZIP CODE

5A.  SOCIAL SECURITY NUMBER, FEDERAL TAX NO.
     OR BANK TRANSIT AND A.B.A NO.

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

     See Exhibit A attached hereto and incorporated herein by reference.

     See Exhibit

7.   CHECK     [X]
     IF APPLICABLE

7a.  [ ] PRODUCTS OF COLLATERAL
         ARE ALSO COVERED

7b.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
     INSTRUCTION 5(a) ITEM:
     [ ](1)  [ ](2)   [ ](3)   [ ](4)

8.   CHECK     [X]    [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE
     IF APPLICABLE         WITH UCC Section 9105 (1) (n)

9. Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership By Zond Windsystem Management Corporation IV, general partner

By Craig A. Anderson            Its Senior Vice President    11-7-85
   ----------------------,          ---------------------

SIGNATURE

     Zond Windsystem Partners, Ltd.  Series 85-B, a California Limited
     Partnership

TYPE OR PRINT NAME(S) OF DEBTOR(S)
     Zond Construction Corporation III

By Craig A. Anderson            Its Senior Vice President
  ----------------------,           ---------------------
SIGNATURE

     Zond Construction Corporation III

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)

10.  THIS SPACE FOR USE OF FILING OFFICER
     (DATE, TIME, FILE NUMBER
     AND FILING OFFICER)
CODE

 1

 2

 3

 4

 5

 6

 7

 8

 9

 0

11.  Return Copy to:

   NAME           Kindel & Anderson
   ADDRESS        555 South Flower Street, 26th Floor
   CITY           Los Angeles, California 90071
   STATE
   ZIP CODE       Attention: Richard G. Wallace, Esq.
   FILING OFFICER COPY ACKNOWLEDGEMENT FILING OFFICER IS REQUESTED TO NOTE FILE NUMBER DATE AND HOUR OF FILING ON THIS COPY AND RETURN TO THE ABOVE PARTY
   FORM UCC.1--FILING FEE $3.00              Approved by the Secretary of State

                                    EXHIBIT A
                                    ---------
                          TO UCC-1 FINANCING STATEMENT
                          ----------------------------

Debtor: Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership

Secured Party:      Zond Construction Corporation III ("ZCC III")

Section 6 continued:
-------------------

                All of Debtor's right, title and interest in, to and under the following:

                (a)  the "Windsystem Collateral" (as defined below);

                (b)  the "Intangible Collateral" (as defined below);

                (c) any and all bank accounts from time to time maintained by the Debtor;

                (d) all other personal property, including without limitation all goods, inventory, equipment, accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments and documents, and fixtures, whether presently or hereafter owned by the Debtor, and wherever located; and

                (e) all substitutions and replacements for, accessions to and proceeds of the foregoing.

                As used herein, "Windsystem Collateral" shall mean:

                (a) all Vestas Model V17 wind turbine generators, each having a rated capacity of 100 KW and equipped with two generators, a controller and a supporting steel lattice tower, and all other parts or components thereof, sold by ZCC III to the Debtor (the "Turbines");

                (b) all concrete pads, and all intermediate step-up transformers for use in connection with the Turbines together with all wire cable for use in connecting such intermediate step-up transformers to the Turbines, and all parts and components thereof, sold by ZCC III to the Debtor (the "Turbine Related Equipment");

                (c) the 30 MW power substation, and all parts and components thereof, sold by ZCC III to the Debtor (the "Power Substation"); and

                (d) all insurance proceeds paid or payable to the Debtor under the insurance policies (other than proceeds of any liability insurance policies payable to the Debtor) maintained by or for the benefit of the Debtor with respect to the Turbines, the Turbine Related Equipment, the Power Substation and any other property of the Debtor.

                As used herein, "Intangible Collateral" shall mean:

                (a) the Power Purchase Contract designated Monolith II (the "Power Agreement") dated June 22, 1984 between Zond Systems, Inc., a California corporation ("Zond"), and Southern California Edison Company, a California public utility, as assigned by Zond to the Debtor pursuant to the Assignment of Power Purchase Contracts (the "Power Assignment") dated as of September 9, 1985 between Zond and the Debtor, together with the Power Assignment;

                (b) the Windsystem Management Agreement dated as of September 9, 1985 between the Debtor and Zond;

                (c) the Windsystem Construction Agreement (the "Windsystem Construction Agreement") dated as of September 9, 1985 between the Secured Party and the Debtor;

                (d) the Wind Power Generating Facility Warranty Agreement (the "Warranty Agreement") made by Vestas Energy A/S, a Danish corporation, in favor of one or more purchasers to be subsequently designated, as referred to in the Windsystem Construction Agreement;

                (e) the Assignment (the "Warranty Assignment") dated as of September 9, 1985 between the Secured Party and the Debtor, by which the Secured Party assigned to the Debtor certain representations and warranties of Zond contained in the Construction Agreement dated as of September 9, 1985 between Zond and the Secured Party;

                (f) the 1985 Tower Warranty executed by Vestas North America Limited, a California corporation, in favor of the Debtor;

                (g) the Series B Wind Park Easement Agreement dated as of September 9, 1985 between the Debtor and the Secured Party;

                (h) the Grant of Easement (Western Access) (Series B) dated as of September 9, 1985 between Zond and the Debtor;

                (i) the Grant of Easement (Interconnect) (Series B) dated as of September 9, 1985 between Zond and the Debtor;

                (j) the Series B Power Transfer Facilities Agreement dated as of September 9, 1985 between Zond and the Debtor;

                (k) the Non-Disturbance Agreement dated as of September 9, 1985 between Zond and the Debtor;

                (l) any and all payments or monies received or to be received under any of the foregoing, including without limitation any and all proceeds from the sale of electricity under the Power Agreement as assigned to the Debtor by the Power Assignment;

                (m) any additional agreements to which the Debtor is a party, or warranties assigned or running to the Debtor, and which relate to the ownership and operation of the Turbines, Turbine Related Equipment and/or the Power Substation; and

                (n) any replacements, substitutions, modifications, amendments or proceeds of any of the foregoing.

                           TRANSMITTING UTILITY FILING

          This FINANCING STATEMENT is presented for filing pursuant to the California Uniform Commercial Code.

1.   DEBTOR (LAST NAME FIRST-- IF AN INDIVIDUAL)
     Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership

1A.  SOCIAL SECURITY OR FEDERAL TAX NO.

1B.  MAILING ADDRESS
     112 South Curry Street

1C.  CITY, STATE
     Tehachapi, California

1D.  ZIP CODE
     93561

2.   ADDITIONAL DEBTOR (IF ANY)     (LAST NAME FIRST -- IF AN INDIVIDUAL)

2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

2B.  MAILING ADDRESS

2C.  CITY, STATE

2D.  ZIP CODE

3.   DEBTOR'S TRADE NAMES OR STYLES (IF ANY)

3A.  FEDERAL TAX NUMBER

4.   SECURED PARTY

     NAME               Zond Construction Corporation III

     MAILING ADDRESS    112 South Curry Street

     CITY               Tehachapi

     STATE              California

     ZIP CODE           93561

4A.  SOCIAL SECURITY NO., FEDERAL TAX NO.
     OR BANK TRANSIT AND A.B.A NO.

5.   ASSIGNEE OF SECURED PARTY (IF ANY)
     NAME

     MAILING ADDRESS

     CITY

     STATE

     ZIP CODE

5A.  SOCIAL SECURITY NUMBER, FEDERAL TAX NO.

     OR BANK TRANSIT AND A.B.A NO.

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

         See Exhibit A attached hereto and incorporated herein by reference. This financing statement is to be filed in the records of the Secretary of State of the State of California and concerns secured interests in property of a transmitting utility including property, whether now owned or hereafter acquired by the Debtor, which is or may be or is to be or may become fixtures on the real property located in Kern County, California and described in the attached Exhibit B, which is incorporated herein by reference. The record owner of the real property is Zond Construction Corporation III. This financing statement is filed to comply with the Commercial Code in the event Debtor is deemed to be a transmitting utility in accordance with Commercial Code Section 9105(1)(a), but is not intended as evidence that Debtor is or is intended by the parties hereto to be a transmitting utility, nor is it intended as evidence that any of the property is or is intended to be fixtures.

7.   CHECK     [X]
     IF APPLICABLE

7a.  [ ] PRODUCTS OF COLLATERAL
         ARE ALSO COVERED

7b.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
     INSTRUCTION 5(a) ITEM:
     [ ](1)  [ ](2)   [ ](3)   [ ](4)

8.   CHECK     [X]    [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE
     IF APPLICABLE         WITH UCC Section  9105 (1) (n)

9. Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership By Zond Windsystem Management Corporation IV, general partner

By Craig A. Anderson            Its Senior Vice President
  ----------------------,           ---------------------

SIGNATURE

     Zond Windsystem Partners, Ltd.  Series 85-B, a California Limited
     Partnership

     TYPE OR PRINT NAME(S) OF DEBTOR(S)

     Zond Construction Corporation III

By Craig A. Anderson            Its Senior Vice President
  ----------------------,           ---------------------

SIGNATURE

     Zond Construction Corporation III

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)

10.  THIS SPACE FOR USE OF FILING OFFICER
     (DATE, TIME, FILE NUMBER
     AND FILING OFFICER)
CODE

 1

 2

 3

 4

 5

 6

 7

 8

 9

 0

11.  Return Copy to:

   NAME           Kindel & Anderson
   ADDRESS        555 South Flower Street, 26th Floor
   CITY           Los Angeles, California 90071
   STATE
   ZIP CODE       Attention:  Richard G. Wallace, Esq.
   FILING OFFICER COPY ACKNOWLEDGEMENT FILING OFFICER IS REQUESTED TO NOTE FILE NUMBER
             DATE AND HOUR OF FILING ON THIS COPY AND RETURN TO THE ABOVE PARTY

   FORM UCC.1--FILING FEE $3.00              Approved by the Secretary of State

                                    EXHIBIT A
                          TO UCC-I FINANCING STATEMENT
                             (TRANSMITTING UTILITY)

Debtor: Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership

Secured Party:      Zond Construction Corporation III ("ZCC III")

Section 6 continued:
-------------------

                All of Debtor's right, title and interest in, to and under the following:

                (a) the "Windsystem Collateral" (as defined below);

                (b) the "Intangible Collateral" (as defined below);

                (c) any and all bank accounts from time to time maintained by the Debtor;

                (d) all other personal property, including without limitation all goods, inventory, equipment, accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments and documents, and fixtures, whether presently or hereafter owned by the Debtor, and wherever located; and

                (e) all substitutions and replacements for, accessions to and proceeds of the foregoing.

                As used herein, "Windsystem Collateral" shall mean:

                (a) all Vestas Model V17 wind turbine generators, each having a rated capacity of 100 KW and equipped with two generators, a controller and a supporting steel lattice tower, and all other parts or components thereof, sold by ZCC III to the Debtor (the "Turbines");

                (b) all concrete pads, and all intermediate step-up transformers for use in connection with the Turbines together with all wire cable for use in connecting such intermediate step-up transformers to the Turbines, and all parts and components thereof, sold by ZCC III to the Debtor (the "Turbine Related Equipment");

                (c) the 30 MW power substation, and all parts and components thereof, sold by ZCC III to the Debtor (the "Power Substation"); and

                (d) all insurance proceeds paid or payable to the Debtor under the insurance policies (other than proceeds of any liability insurance policies payable to the Debtor) maintained by or for the benefit of the Debtor with respect to the Turbines, the Turbine Related Equipment, the Power Substation and any other property of the Debtor.

                As used herein, "Intangible Collateral" shall mean:

                (a) the Power Purchase Contract designated Monolith II (the "Power Agreement") dated June 22, 1984 between Zond Systems, Inc., a California corporation ("Zond"), and Southern California Edison Company, a California public utility, as assigned by Zond to the Debtor pursuant to the Assignment of Power Purchase Con-tracts (the "Power Assignment") dated as of September 9, 1985 between Zond and the Debtor, together with the Power Assignment;

                (b) the Windsystem Management Agreement dated as of September 9, 1985 between the Debtor and Zond;

                (c) the Windsystem Construction Agreement (the "Windsystem Construction Agreement") dated as of September 9, 1985 between the Secured Party and the Debtor;

                (d) the Wind Power Generating Facility Warranty Agreement (the "Warranty Agreement") made by Vestas Energy A/S, a Danish corporation, in favor of one or more purchasers to be subsequently designated, as referred to in the Windsystem Construction Agreement;

                (e) the Assignment (the "Warranty Assignment") dated as of September 9, 1985 between the Secured Party and the Debtor, by which the Secured Party assigned to the Debtor certain representations and warranties of Zond contained in the Construction Agreement dated as of September 9, 1985 between Zond and the Secured Party;

                (f) the 1985 Tower Warranty executed by Vestas North America Limited, a California corporation, in favor of the Debtor;

                (g) the Series B Wind Park Easement Agreement dated as of September 9, 1985 between the Debtor and the Secured Party;

                (h) the Grant of Easement (Western Access) (Series B) dated as of September 9, 1985 between Zond and the Debtor;

                (i) the Grant of Easement (Interconnect) (Series B) dated as of September 9, 1985 between Zond and the Debtor;

                (j) the Series B Power Transfer Facilities Agreement dated as of September 9, 1985 between Zond and the Debtor;

                (k) the Non-Disturbance Agreement dated as of September 9, 1985 between Zond and the Debtor;

                (l) any and all payments or monies received or to be received under any of the foregoing, including without limitation any and all proceeds from the sale of electricity under the Power Agreement as assigned to the Debtor by the Power Assignment;

                (m) any additional agreements to which the Debtor is a party, or warranties assigned or running to the Debtor, and which relate to the ownership and operation of the Turbines, Turbine Related Equipment and/or the Power Substation; and

                (n) any replacements, substitutions, modifications, amendments or proceeds of any of the foregoing.

                                    EXHIBIT B
                                    ---------
                          TO UCC-1 FINANCING STATEMENT
                          ----------------------------
                             (TRANSMITTING UTILITY)
                             ----------------------

Legal Description of the Operating Site:

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.

                                 FIXTURE FILING

          This FINANCING STATEMENT is presented for filing pursuant to the California Uniform Commercial Code.
1.   DEBTOR (LAST NAME FIRST -- IF AN INDIVIDUAL)
     Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership

1A.  SOCIAL SECURITY OR FEDERAL TAX NO.

1B.  MAILING ADDRESS
     112 South Curry Street

1C.  CITY, STATE
     Tehachapi, California

1D.  ZIP CODE
     93561

2.   ADDITIONAL DEBTOR (IF ANY)     (LAST NAME FIRST -- IF AN INDIVIDUAL)

2A.  SOCIAL SECURITY OR FEDERAL TAX NO.

2B.  MAILING ADDRESS

2C.  CITY, STATE2D.

2D.  ZIP CODE

3.   DEBTOR'S TRADE NAMES OR STYLES (IF ANY)

3A.  FEDERAL TAX NUMBER

4.   SECURED PARTY

     NAME               Zond Construction Corporation III

     MAILING ADDRESS    112 South Curry Street

     CITY               Tehachapi

     STATE              California

     ZIP CODE           93561

4A.  SOCIAL SECURITY NUMBER, FEDERAL TAX NO.
     OR BANK TRANSIT AND A.B.A NO.

5.   ASSIGNEE OF SECURED PARTY (IF ANY)

     NAME

     MAILING ADDRESS

     CITY

     STATE

     ZIP CODE

5A.  SOCIAL SECURITY NUMBER, FEDERAL TAX NO.
     OR BANK TRANSIT AND A.B.A NO.

6. This FINANCING STATEMENT covers the following types or items of property (include description of real property on which located and owner of record when required by instruction 4).

         See Exhibit A attached hereto and incorporated herein by reference.

         This financing statement is to be recorded in the real estate records of Kern County, California as a fixture filing and covers property, whether now owned or hereafter acquired by Debtor, which is or may be or is to be or may become fixtures on the real property described in the attached Exhibit B, which is incorporated herein by reference. The parties do not intend this filing to be evidence that such property is or is intended to be fixtures. The record owner of such real property is Zond Construction Corporation III.

7.   CHECK     [X]
     IF APPLICABLE

7a.  [ ] PRODUCTS OF COLLATERAL
         ARE ALSO COVERED

7b.  DEBTOR(S) SIGNATURE NOT REQUIRED IN ACCORDANCE WITH
     INSTRUCTION 5(a) ITEM:
     [ ](1)  [ ](2)   [ ](3)   [ ](4)

8.   CHECK     [X]    [ ]  DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE
     IF APPLICABLE         WITH UCC Section  9105 (1) (n)

9. Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership By Zond Windsystem Management Corporation IV, general partner

By                              Its
   ----------------------,        -------------------
SIGNATURE

     Zond Windsystem Partners, Ltd.  Series 85-B, a California Limited
     Partnership

     TYPE OR PRINT NAME(S) OF DEBTOR(S)
     Zond Construction Corporation III

By                              Its
   ----------------------,        -------------------
SIGNATURE

     Zond Construction Corporation III

TYPE OR PRINT NAME(S) OF SECURED PARTY(IES)
     10.  THIS SPACE FOR USE OF FILING OFFICER
          (DATE, TIME, FILE NUMBER
          AND FILING OFFICER)
CODE

 1

 2

 3

 4

 5

 6

 7

 8

 9

 0

11.  Return Copy to:

   NAME           Kindel & Anderson
   ADDRESS        555 South Flower Street, 26th Floor
   CITY           Los Angeles, California 90071
   STATE
   ZIP CODE       Attention:  Richard G. Wallace, Esq.
(1)FILING OFFICER COPY

   FORM UCC.1--FILING FEE $3.00               Approved by the Secretary of State

                                    EXHIBIT A
                                    ---------
                          TO UCC-1 FINANCING STATEMENT
                          ----------------------------
                                (FIXTURE FILING)

Debtor: Zond Windsystem Partners, Ltd. Series 85-B, a California Limited Partnership

Secured Party:      Zond Construction Corporation III ("ZCC III")

Section 6 continued:
-------------------

                All of Debtor's right, title and interest in and to the following, whether presently or hereafter owned by the Debtor:

                (a) all Vestas Model V17 wind turbine generators, each having a rated capacity of 100 KW and equipped with two generators, a controller and a supporting steel lattice tower, and all other parts or components thereof, sold by ZCC III to the Debtor (the "Turbines");

                (b) all concrete pads, and all intermediate step-up transformers for use in connection with the Turbines together with all wire cable for use in connecting such intermediate step-up transformers to the Turbines, and all parts and components thereof, sold by ZCC III to the Debtor (the "Turbine Related Equipment");

                (c) the 30 MW power substation, and all parts and components thereof, sold by ZCC III to the Debtor (the "Power Substation");

                (d) all insurance proceeds paid or payable to the Debtor under the insurance policies (other than proceeds of any liability insurance policies payable to the Debtor) maintained by or for the benefit of the Debtor with respect to the Turbines, the Turbine Related Equipment and/or the Power Substation; and

                (e) all substitutions and replacements for, accessions to and proceeds of the foregoing.

                                    EXHIBIT B
                                    ---------
                          TO UCC-I FINANCING STATEMENT
                          ----------------------------
                                (FIXTURE FILING)

Legal Description of the Operating Site:

ALL OF SECTION 33, TOWNSHIP 32 SOUTH, RANGE 34 EAST, MOUNT DIABLO MERIDIAN, IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THAT PORTION OF SAID SECTION 33, THAT IS INCLUDED WITHIN THE LAND DESCRIBED AS PARCEL IF IN THE FINAL ORDER OF CONDEMNATION HAD IN KERN COUNTY SUPERIOR COURT, CASE NO. 101028, A CERTIFIED COPY THEREOF WAS RECORDED JULY 23, 1970 IN BOOK 4420 PAGE 123, OFFICIAL RECORDS.

ALSO EXCEPT ALL THAT PORTION WITHIN THE RIGHT OF WAY, 200 FEET WIDE OF THE SOUTHERN PACIFIC RAILROAD COMPANY AS GRANTED BY ACT OF CONGRESS OF JULY 27, 1866.